Execution Version

Fourth Amendment

To

Credit Agreement

Dated as of May 21, 2021

Among

Oasis Petroleum Inc.,
as Parent,

Oasis Petroleum North America LLC,
As Borrower,

the other Credit Parties party hereto,

Wells Fargo Bank, N.A.,
as Administrative Agent, Issuing Bank and Swingline Lender

and

The Lenders Party Hereto

FOURTH AMENDMENT TO
CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of May 21, 2021, is among: Oasis Petroleum Inc., a Delaware corporation (the “Parent”); Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.    The Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 19, 2020 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Fourth Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the conditions precedent contained in Section 3 hereof, effective as of the Fourth Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1    Amendments to Section 1.02.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the

Fourth Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
“Free Cash Flow” means, without duplication, for the period commencing on the Effective Date and ending on the last day of the most recent Test Period as of the date of any calculation herein, the cumulative sum of EBITDAX for such period less, in each case to the extent paid in cash by the Parent or any of its Consolidated Restricted Subsidiaries during such period, the following items: (i) Interest Expense, (ii) Capital Expenditures (other than Capital Expenditures consisting of the purchase price of any acquisition permitted hereunder), (iii) taxes, (iv) Investments (other than Investments consisting of the purchase price of any acquisition permitted hereunder) and (v) mandatory cash principal payments in respect of Debt (x) of the type described in clause (a), (b), (d), (e), (l) or (m) of the definition thereof or (y) of the type described in clauses (f), (g) or (k) of the definition thereof to the extent in respect of Debt of the type described in clause (x).
“Senior Notes” means, individually or collectively as the context may require, (i) any unsecured senior or unsecured senior subordinated Debt of the Parent, the Borrower and/or Finance Co, including, for the avoidance of doubt, any Convertible Notes, (ii) any Bridge Loans and (iii) any Bridge Loan Exchange Notes.
(b)    Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:
“Antelope Disposition” means the Disposition of the Antelope Disposition Properties pursuant to the terms and conditions of the Antelope Disposition Agreement, so long as such Disposition is consummated during the period from and after the Fourth Amendment Effective Date to but excluding the Redetermination Date for the October 1, 2021 Scheduled Redetermination.
“Antelope Disposition Agreement” means that certain Purchase and Sale Agreement, dated as of May 20, 2021, between Oasis Petroleum Permian LLC, as seller, and Percussion Petroleum Operating II, LLC, as purchaser.
“Antelope Disposition Properties” means the Oil and Gas Properties and other Properties to be disposed of by Oasis Petroleum Permian LLC pursuant to the Antelope Disposition Agreement.
“Excluded Senior Notes Proceeds” means the amount of cash proceeds of any Senior Notes permitted by Section 9.02(i) that have been issued to finance all or a portion of a direct or indirect acquisition of Oil and Gas Properties to the extent that such Senior Notes contain mandatory prepayment or redemption provisions providing for the repayment or redemption of such Senior Notes in the event that such acquisition is not consummated by a certain date.
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of May 21, 2021 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.
“QEP” means QEP Energy Company, a Delaware corporation.
“QEP Acquisition” means the acquisition of the QEP Acquisition Properties pursuant to the terms and conditions of the QEP Acquisition Agreement.
“QEP Acquisition Agreement” means that certain Purchase and Sale Agreement, dated as of May 3, 2021, between the Borrower and QEP.
“QEP Acquisition Documents” means (a) the QEP Acquisition Agreement and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended, restated, supplemented or otherwise modified.
“QEP Acquisition Properties” means the Oil and Gas Properties and other Properties to be acquired by the Borrower pursuant to the QEP Acquisition Documents.
“QEP Acquisition Reserve Report” means the Reserve Report prepared by DeGolyer and MacNaughton with respect to the QEP Acquisition Properties.
“QEP BB Increase” has the meaning assigned to such term in Section 2.07(f).
“Senior Notes Documents” means any credit agreement, notes, indenture, agreement, instrument or other definitive document governing, evidencing or related to, or securing, guaranteeing or otherwise providing credit support for, any Senior Notes, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified to the extent not prohibited by Section 9.04(b).

(c)    The definition of “Bridge Loan Exchange Notes” is hereby amended by replacing the phrase “a Senior Notes Indenture” therein with the phrase “an indenture”.
(d)    The definition of “Senior Notes Indenture” is hereby deleted.
2.2    Amendment to Section 2.06(c)(viii). Section 2.06(c)(viii) is hereby amended by adding the following proviso immediately prior to the period at the end thereof: “provided that the foregoing automatic reduction of the Aggregate Elected Commitment Amounts and each Lender’s Elected Commitments shall not apply in the case of the Borrowing Base reduction resulting from the Antelope Disposition pursuant to Section 9.12(d)(iii)(A)”.
2.3    Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:
(a)    Fourth Amendment Borrowing Base. For the period from and including the Fourth Amendment Effective Date to but excluding the first Redetermination Date following the Fourth Amendment Effective Date, the amount of the Borrowing Base shall be an amount equal to $500,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c), Section 9.12(d), Section 9.12(e) or Section 9.12(f). The redetermination of the Borrowing Base on the Fourth Amendment Effective Date pursuant to this Section 2.07(a) shall constitute the April 1, 2021 Scheduled Redetermination, and the Fourth Amendment shall constitute the New Borrowing Base Notice with respect thereto.
2.4    Amendment to Section 2.07(d). Section 2.07(d) is hereby amended by replacing the reference therein to “Section 2.07(e)” with the phrase “Section 2.07(e), Section 2.07(f)”.
2.5    Amendment to Section 2.07(e)(i). Section 2.07(e)(i) is hereby amended and restated in its entirety to read as follows:
(i)    If the Parent, the Borrower and/or Finance Co issues or incurs any Senior Notes (including any Permitted Refinancing Debt) in accordance with Section 9.02(i) (“New Debt”) during the period between Scheduled Redetermination Dates and not in conjunction with an Interim Redetermination, then on the date of such issuance, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by an amount equal to the difference between (A) the stated principal amount of such New Debt minus (B) in the event such New Debt constitutes Permitted Refinancing Debt, the stated principal amount of the previously outstanding Senior Notes Redeemed with the proceeds of such New Debt; provided that during the period commencing on the Fourth Amendment Effective Date and ending on the Redetermination Date for the October 1, 2021 Scheduled Redetermination, the foregoing Borrowing Base reduction shall not apply to Senior Notes issued or incurred in an aggregate principal amount not to exceed $550,000,000. Such reduction shall be effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification of the Borrowing Base under this Agreement. For purposes of this Section 2.07(e), if any such Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.
2.6    Amendment to Section 2.07. Section 2.07 is hereby amended by adding a new subsection (f) to read as follows:
(f)    Automatic Increase of Borrowing Base Upon QEP Acquisition. If the QEP Acquisition is consummated on or before the Redetermination Date for the October 1, 2021 Scheduled Redetermination, then, subject to the conditions set forth in this Section 2.07(f), the Borrowing Base then in effect shall be automatically increased by an amount equal to $250,000,000 (the “QEP BB Increase”) without any further action by the Borrower, the Administrative Agent or the Lenders, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on the Business Day on which each of the following conditions is satisfied (or waived in accordance with Section 12.02(b)):
(i)    The QEP Acquisition shall have been (or contemporaneously with the QEP BB Increase shall be) consummated in accordance with the terms of the QEP Acquisition Agreement, and in connection therewith the Borrower shall have acquired at least 95% of the total value of the QEP Acquisition Properties.
(ii)    The Administrative Agent shall have received an officer’s certificate from the Borrower, certifying (A) that the QEP Acquisition has been consummated in accordance with applicable law and the terms of the QEP Acquisition Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such), and in connection therewith, the Borrower has acquired at least 95% of the total value of the QEP Acquisition Properties, (B) as to the final purchase price for the QEP Acquisition Properties after giving effect to all adjustments as of the closing date contemplated by the QEP Acquisition Documents and specifying, by category, the amount of such adjustment; (C) that attached thereto is a true and complete list of the Properties that have been excluded from the QEP Acquisition pursuant to the terms of the QEP Acquisition

Documents and (D) that true and complete executed copies of all QEP Acquisition Documents have been delivered to the Administrative Agent.
(iii)    No Default or Event of Default shall have occurred and be continuing on the date of the QEP BB Increase.
(iv)    The Administrative Agent shall have received (A) evidence reasonably satisfactory to it that all Liens on the QEP Acquisition Properties (other than Excepted Liens) have been released or terminated, subject only to the filing of applicable terminations, releases or assignments and (B) duly executed recordable releases and terminations with respect thereto, in form and substance reasonably satisfactory to the Administrative Agent.
(v)    The Administrative Agent shall have received duly executed (and notarized where required) deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 90% of the total value of the proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report and the QEP Acquisition Reserve Report (on a combined basis).
(vi)    The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, title information reasonably satisfactory to the Administrative Agent setting forth the status of title to at least 90% of the total value of the Proved Reserves evaluated in the most recently delivered Reserve Report and the QEP Acquisition Reserve Report (on a combined basis).
2.7    Amendment to Section 3.04(e). Section 3.04(e) is hereby amended and restated in its entirety to read as follows:
(e)    Excess Cash Balances. If on the last Business Day of any week while there are any Borrowings outstanding, the Borrower or any other Credit Party have any cash or cash equivalents in excess of $50,000,000 in the aggregate (other than, without duplication, (i) cash collateral with respect to Letters of Credit, (ii) any cash set aside and to be used to pay royalty or other production revenue obligations of the Credit Parties for amounts which have accrued to unaffiliated third parties, (iii) any cash set aside to and to be used to pay in the ordinary course of business amounts (other than royalty or other production revenue obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within five (5) Business Days) in order to make such payments, (iv) any cash set aside and used solely for payroll or employee benefits or for the payment of taxes of the Credit Parties, (v) any cash of the Credit Parties constituting purchase price deposits set aside and held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits, (vi) any cash set aside to pay the purchase price for any acquisition of any Property permitted hereunder by the Borrower or any direct or indirect Restricted Subsidiary pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party, to be used within five (5) Business Days after such time so long as (A) such cash is held in a deposit account subject to a Control Agreement in favor of the Administrative Agent and (B) the Borrower has provided written notice of the intended use of such funds to the Administrative Agent and (vii) Excluded Senior Notes Proceeds) (such excess amount, the “Excess Cash”), then the Borrower shall prepay the Borrowings on the next Business Day in an amount equal to the lesser of (A) the amount of the Excess Cash and (B) the amount of Borrowings then outstanding; provided that to the extent that any Excess Cash results from the receipt of the proceeds of any sale or disposition of Property less than five (5) Business Days prior to such date, then the Borrower shall not be required to prepay such Excess Cash until the fifth (5th) Business Day following the receipt of such proceeds. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied as directed by the Borrower, provided that if the Borrower does not provide instructions for the application of such prepayment, such prepayment shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(e) shall be accompanied by accrued interest to the extent required by Section 3.02
2.8    Amendment to Section 8.01(r). Section 8.01(r) is hereby amended and restated in its entirety to read as follows:
(r)    Issuance of Senior Notes and Permitted Refinancing Debt. In the event the Parent, the Borrower and/or Finance Co decides to issue or incur Senior Notes (including any Convertible Notes, but excluding any Bridge Loans constituting “rollover loans”) or any Permitted Refinancing

Debt as contemplated by Section 9.02(i), three (3) Business Days prior written notice of such offering therefor (or, in the case of any Senior Notes in the form of Bridge Loans (other than those constituting “rollover loans”), the incurrence thereof), the amount thereof and the anticipated date of closing and a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any) and any other material documents relating to such offering or incurrence of Senior Notes or such Permitted Refinancing Debt (including copies of the material loan or note documents related to any Bridge Loans or Bridge Loan Exchange Notes) and whether such issuance or incurrence of Debt is intended to Redeem any Senior Notes (but with respect to any fees of the agents or arrangers thereunder, to the extent permitted by, and subject to, the confidentiality provisions thereof).
2.9    Amendment to Section 8.13(a). Section 8.13(a) is hereby amended by adding the following phrase immediately following the reference therein to “Section 8.12(a)”: “(or such later date as the Administrative Agent may agree in its sole discretion)”.
2.10    Amendment to Section 8.14(a). Section 8.14(a) is hereby amended by deleting the phrase “but in any event not to exceed sixty (60) days after such delivery” therein.
2.11    Amendment to Section 8.23. Section 8.23 is hereby amended and restated in its entirety to read as follows:
Section 8.23 Affirmative Hedging Covenant. On or before March 1 and September 1 of each year, the Borrower shall provide evidence satisfactory to the Administrative Agent that the Borrower and/or another Credit Party has entered into Swap Agreements with Approved Counterparties to hedge notional volumes of crude oil covering not less than (a) sixty-five percent (65%) of the reasonably anticipated production of such crude oil from the Credit Parties’ Oil and Gas Properties constituting Proved Developed Producing Reserves for each calendar month during the period of twelve months following such date and (b) thirty-five percent (35%) of the reasonably anticipated production of such crude oil from the Credit Parties’ Oil and Gas Properties constituting Proved Developed Producing Reserves for each calendar month during the thirteenth through twenty-fourth months following such date, in each case, as such anticipated production is set forth in the Reserve Report required to be delivered by the same date as set forth above pursuant to Section 8.12(a).
2.12    Amendment to Section 9.02(i). Clause (vii)(B) of the proviso in Section 9.02(i) is hereby amended by replacing the phrase “the terms of this Agreement” appearing therein with the phrase “the terms of this Agreement as determined by the Borrower in good faith”.

2.13    Amendment to Section 9.04(a). Section 9.04(a) is hereby amended by (a) replacing the comma at the end of subsection (xi) with a period, (b) deleting subsections (xii) and (xiii) in their entirety and (c) amending and restating subsection (x) in its entirety to read as follows:
(x)    each of the Parent, OP LLC and the Borrower shall be permitted to make other Restricted Payments provided that (A) no Event of Default is continuing or would result therefrom, (B) the Leverage Ratio, calculated on a Pro Forma Basis, is less than 2.0 to 1.0, (C) the Available Commitment after giving effect thereto is not less than 25% of the total Commitments then in effect, and (D) if the Leverage Ratio, calculated on a Pro Forma Basis after giving effect thereto, exceeds 1.5 to 1.0, the amount of such Restricted Payments made since the Effective Date pursuant to this clause (x) shall not exceed the amount of positive Free Cash Flow (including after giving effect to any Investments pursuant to Section 9.05(l) made since the Effective Date and prior to the date of determination that would otherwise reduce the amount of Free Cash Flow), and
2.14    Amendment to Section 9.04(b). Section 9.04(b) is hereby amended by replacing each instance of the term “Senior Notes Indenture” with the term “Senior Notes Documents”.
2.15    Amendment to Section 9.05(l). Section 9.05(l) is hereby amended by deleting the phrase “and Section 9.04(a)(xii) and Investments pursuant to this clause (l)” therein.
2.16    Amendment to Section 9.12(d)(iii). Section 9.12(d)(iii) is hereby amended and restated in its entirety to read as follows:
(iii)    if such Disposition of Oil and Gas Property or Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report, and Swap Agreements Liquidated pursuant to this clause (d), when aggregated with any other Disposition pursuant to this Section 9.12(d) and Sections 9.12(e) and (f), since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (e) or (f) has a value (determined by the Administrative Agent in its sole discretion in connection with the most recent determination of the Borrowing Base then in effect), individually or in the aggregate in excess of five percent (5%) of the then effective Borrowing Base (after taking into account the value (as determined by the Administrative Agent) of Swap Agreements executed since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (e) or (f), including those executed substantially concurrently with the taking of any such action), the Borrowing Base shall be reduced, effective immediately upon such Disposition or Liquidation, by an amount equal to (A) in the case of the

Antelope Disposition, an amount equal to $100,000,000 and (B) in the case of any other Disposition (for the avoidance of doubt, including a Disposition of the Antelope Disposition Properties to the extent consummated after the Redetermination Date for the October 1, 2021 Scheduled Redetermination), the Borrowing Base Value of such Properties Disposed of, or Swap Agreements in respect of commodities Liquidated, in each case since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (e) or (f), plus, in the case of each of clauses (A) and (B), an amount determined by the Administrative Agent in its sole discretion (and confirmed by the Required Lenders) to account for any Dispositions pursuant Section 9.12(e) or Section 9.12(f) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (e) or (f); provided that if a Borrowing Base Deficiency would result from such reduction in the Borrowing Base, the Borrower shall make a prepayment to the extent required by, and subject to the terms of, Section 3.04(c)(iii); and
Section 3.    Conditions Precedent. This Fourth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):
3.1    Executed Counterparts of Fourth Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and each Lender (in such number as may be requested by the Administrative Agent) executed counterparts of this Fourth Amendment signed on behalf of such Person.
3.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
3.3    No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Fourth Amendment Effective Date prior to and after giving effect to the terms of this Fourth Amendment.
3.4    Antelope Disposition Agreement. The Administrative Agent shall have received a true and complete executed copy of the Antelope Disposition Agreement.
The Administrative Agent is hereby authorized and directed to declare the Fourth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fourth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
4.4    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via

Docusign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
4.5    No Oral Agreement. This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Paul Hastings LLP, as counsel to the Administrative Agent.
4.8    Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10    Loan Document. This Fourth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11    No Novation. The parties hereto agree that this Fourth Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.
BORROWER:    OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou______________________
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer
GUARANTORS:    OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
By:    /s/ Michael Lou______________________
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer
OMP GP LLC
By:    /s/ Michael Lou______________________
Name:    Michael Lou
Title:    President

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:    WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender
By:    /s/ Edward Pak______________________
Name:    Edward Pak
Title:    Director

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:    CITIBANK, N.A., as a Lender
By:    /s/ Cliff Vaz______________________
Name:    Cliff Vaz
Title:    Vice President

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Matthew Brice
Name:    Matthew Brice
Title:    Duly Authorized Signatory
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By:    /s/ Trudy W. Nelson
Name:    Trudy W. Nelson
Title:     Authorized Signatory
By:    /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title:     Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender
By:    /s/ Kelly Graham
Name:    Kelly Graham
Title:    Vice President
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender
By:    /s/ John Moffitt
Name:    John Moffitt
Title:    Senior Vice President
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender
By:    /s/ Clayton W. Williford
Name:    Clayton W. Williford
Title: Assistant Vice President

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender
By:    /s/ James Giordano
Name:    James Giordano
Title:    Managing Director
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By:    /s/ Brittany P. Geidel
Name:    Brittany P. Geidel
Title:    Relationship Manager, AVP
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By:    /s/ Katie Hammons
Name:    Katie Hammons
Title:    Vice President
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Mahesh Mohan
Name:    Mahesh Mohan
Title:     Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender
By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:     Authorized Signatory
Signature Page to Fourth Amendment to Credit Agreement
(Oasis Petroleum North America LLC)